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                                   FORUM FUNDS

                                 SPORTSFUND-SM-



                  Supplement to Prospectus dated August 1, 1996


     On Tuesday, December 24, 1996 the Board of Trustees (the "Board") of Forum Funds received letters of resignation from Forum Advisors, Inc. ("Forum Advisors"), the subadviser to Sportsfund (the "Fund"), Forum Administrative Services, LLC ("FAS"), the manager of the Fund, Forum Financial Services, Inc. ("Forum"), the distributor of the Fund, and Forum Financial Corp. ("FFC"), the Fund's transfer agent. These resignations are effective as of March 24, 1997, in the case of Forum Advisers, and as of February 22, 1997, in the case of Forum, FAS, and FFC.

     The Board has suspended sales of the Fund's shares, effective immediately, and is taking steps to terminate the Fund.


December 26, 1996